Sound Mind Investing Fund (SMIFX)

SMI 50/40/10 Fund (SMILX)

Each a series of Valued Advisers Trust

February 26, 2021

Supplement to the

Prospectus and Statement of Additional Information dated January 29, 2021

Important Notice Regarding Revision in Investment Strategies

The Board of Trustees of Valued Advisers Trust approved various changes to the investment strategies of the Sound Mind Investing Fund and the SMI 50/40/10 Fund (each a “Fund”). These changes incorporate revisions to the Advisor’s “Stock Upgrading” strategy, which comprises 100% of the investment strategy of the Sound Mind Investing Fund and 40% of the investment strategy of the SMI 50/40/10 Fund. The Stock Upgrading strategy is being revised to include exposure to commodities through investments in underlying mutual funds, exchange-traded funds, or publicly traded partnerships.

With respect to the Sound Mind Investing Fund, the paragraph below replaces the second paragraph under the heading “Principal Investment Strategies” in the current Prospectus. With respect to the SMI 50/40/10 Fund, the paragraph below replaces the second paragraph under the heading “Stock Upgrading Strategy in the current Prospectus.

The Fund primarily invests in open-end equity mutual funds, exchange-traded funds (“ETFs”) and publicly traded partnerships (collectively, “Underlying Funds”) using its Stock Upgrading strategy. Generally, Underlying Funds with the highest momentum scores are chosen. Underlying Funds that do not have the highest momentum scores may not outperform and could, in fact, lose money. These Underlying Funds may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying Funds also may invest in other investments, including but not limited to, commodities, fixed income securities of any maturity or credit quality, including high-yield, high-risk debt securities (junk bonds), and they may engage in derivative transactions. The Underlying Funds are typically categorized into the following seven “risk categories”: Large Value, Large Growth, Small Value, Small Growth, International, Commodities, and Non-Diversified (which includes concentrated and other higher-risk funds that are not normally included in the six other risk categories). The Fund may or may not hold investments in all seven categories simultaneously. Target allocations for each of the seven risk categories are monitored continuously and can shift based on relative performance, and holdings for each of the seven risk categories can range from 0% - 50% of the overall Stock Upgrading portfolio. The Stock Upgrading strategy also incorporates defensive protocols and may occasionally shift part or all of the portfolio holdings out of equity funds or commodities and into holdings focused on fixed income and/or cash based on the Advisor’s proprietary indicators.

Investments in Underlying Funds that invest primarily in commodities or commodities-related instruments will expose each Fund to the following investment risks, in addition to those risks listed in the Funds’ current Prospectus:

Commodity Risk. Some of the Underlying Funds and other instruments in the Fund’s portfolio may invest directly or indirectly in any physical commodities, including but not limited to, gold, silver, and other precious materials. Accordingly, the Fund may be affected by changes in commodity prices which can move significantly in short periods of time and be affected by new discoveries or changes in government regulation. Income derived from investments in Underlying Funds that invest in commodities may not be qualifying income for purposes of the “regulated investment company” (“RIC”) tax qualification tests. This could make it more difficult (or impossible) for the Fund to qualify as a RIC.

Furthermore, in September 2016, the Internal Revenue Service (“IRS”) announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position, such as a commodity-linked or structured note, is a security under section 2(a)(36) of the 1940 Act. (A financial instrument or position that constitutes a security under section 2(a)(36) of the 1940 Act generates qualifying income for a corporation taxed as a regulated investment company.) This caused the IRS to revoke the portion of any rulings that required such a determination, some of which were revoked retroactively and others of which were revoked prospectively as of a date agreed upon with the IRS. Should the IRS issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Underlying Fund’s use of commodity-linked notes (which guidance might be applied retroactively), it could, among other consequences, limit the Fund’s and the Underlying Fund’s ability to pursue its investment strategy.

RIC Qualification Risk. To qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund must meet certain income source, asset diversification and annual distribution requirements. Among other means of not satisfying the qualifications to be treated as a RIC, the Fund’s investments in certain ETFs or publicly traded partnerships (“PTPs”) that invest in or hold physical commodities could cause the Fund to fail the income source component of the RIC requirements. If, in any year, the Fund fails to qualify as a RIC for any reason and does not use a “cure” provision, the Fund would be taxed as an ordinary corporation (i.e., a C corporation) and would become (or remain) subject to corporate income tax. The resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of distributions.

Publicly Traded Partnership Risk. Publicly traded partnerships (“PTPs”) are partnerships that may be publicly traded on the New York Stock Exchange (“NYSE”) and NASDAQ. They often own businesses or properties relating to energy, natural resources or real estate. They are generally operated under the supervision of one or more managing partners or members. State law may offer fewer protections from enterprise liability to investors in a partnership compared to investors in a corporation. Distribution and management fees may be substantial. Losses are generally considered passive and cannot offset income other than income or gains relating to the same entity. These tax consequences may differ for different types of entities because PTPs can be taxed as partnerships or corporations. Many PTPs may operate in certain limited sectors such as, without limitation, energy, natural resources, and real estate, which may be volatile or subject to periodic downturns. Growth may be limited because most cash is paid out to unit holders rather than retained to finance growth. The performance of PTPs may be partly tied to interest rates. Rising interest rates, a poor economy, or weak cash flows are among the factors that can pose significant risks for investments in PTPs. Investments in PTPs also may be relatively illiquid at times.

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Prospectus, dated January 29, 2021, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at 1-877-764-3863.